Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2024
Statutory reserves and restricted net assets
Statutory reserves and restricted net assets
16.	Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries and VIEs. As of December 31, 2024, total restricted net assets were RMB3,474,391,108.